Nuveen Symphony Dynamic Credit Fund

Summary Prospectus   |   October 31, 2016

Ticker: Class A–NSLAX, Class C–NSLCX, Class I–NSLIX

This summary prospectus is designed to provide investors with key Fund information in a clear and concise format. Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.nuveen.com/prospectus. You can also get this information at no cost by calling (800) 257-8787 or by sending an e-mail request to mutualfunds@nuveen.com. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the prospectus and other information will also be available from your financial intermediary. The Fund’s prospectus and statement of additional information, both dated October 31, 2016, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

Investment Objective

The investment objective of the Fund is to seek total return.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in “What Share Classes We Offer” on page 20 of the Fund’s prospectus, “How to Reduce Your Sales Charge” on page 22 of the prospectus and “Purchase and Redemption of Fund Shares” on page S-58 of the Fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)[1]	None	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Exchange Fee	None	None	None
Annual Low Balance Account Fee (for accounts under $1,000)[2]	$15	$15	$15

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I
Management Fees	1.71%	1.71%	1.71%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses:
Interest Expense on Securities Sold Short	0.74%	0.74%	0.74%
Prime Broker Expense	0.12%	0.12%	0.12%
Remainder of Other Expenses	2.22%	2.26%	2.27%
Total Annual Fund Operating Expenses	5.04%	5.83%	4.84%
Fee Waivers and/or Expense Reimbursements[3]	(1.97)%	(2.01)%	(2.02)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	3.07%	3.82%	2.82%
1	The contingent deferred sales charge on Class C shares applies only to redemptions within 12 months of purchase.
2	Fee applies to the following types of accounts under $1,000 held directly with the Fund: individual retirement accounts (IRAs), Coverdell Education Savings Accounts and accounts established pursuant to the Uniform Transfers to Minors Act (UTMA) or Uniform Gifts to Minors Act (UGMA).
3	The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through October 31, 2017 so that Total Annual Fund Operating Expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities (including prime broker fees and charges on short sales), dividend and interest expense on securities sold short, and extraordinary expenses) do not exceed 2.00% of the average daily net assets of any class of Fund shares. This expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

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Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same and that the contractual fee waivers currently in place are not renewed beyond October 31, 2017. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption			No Redemption
	A	C	I	A	C	I
1 Year	$770	$384	$285	$770	$384	$285
3 Years	$1,748	$1,554	$1,276	$1,748	$1,554	$1,276
5 Years	$2,726	$2,705	$2,270	$2,726	$2,705	$2,270
10 Years	$5,166	$5,499	$4,768	$5,166	$5,499	$4,768

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. Because the sub-adviser may adjust the Fund’s long and short positions from time to time in an attempt to maintain the desired market exposure, the Fund’s portfolio turnover rate may exceed 100%. During the most recent fiscal year, the Fund’s portfolio turnover rate was 40% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes (including assets acquired through the Fund’s short sales) in debt securities, including exchange-traded funds (“ETFs”) that provide exposure to debt securities. The Fund seeks to achieve its objective by obtaining long and short investment exposures to debt securities. A “long” investment exposure is an investment that rises in value with a rise in the value of an asset, asset class or index and declines in value with a decline in the value of that asset, asset class or index. A “short” investment exposure is an investment that rises in value with a decline in the value of an asset, asset class or index and declines in value with a rise in the value of that asset, asset class or index. The Fund will obtain long investment exposures to debt securities by investing directly in such securities and by investing in ETFs and derivative instruments that provide exposure to debt securities. The Fund generally will obtain short investment exposures to debt securities through derivative instruments that provide exposure to debt securities and through short sales of ETFs, although it may also engage in short sales of individual debt securities.

The Fund’s sub-adviser will vary the level of the Fund’s long and short positions in order to obtain a level of net investment exposure to the fixed income markets (either positive or negative) that it believes is advisable given then current market conditions. The Fund may have long positions totaling up to 150% of its net assets and short positions totaling up to 80% of its net assets, and will maintain a net investment exposure (long positions minus short positions) ranging from approximately -30% to 130% of net assets. U.S. Treasury securities held by the Fund will not be included in the foregoing calculations, and the investment exposure provided by derivative positions will be measured using their notional values.

When the Fund engages in a short sale, it sells a security that it does not own at the current market price and delivers to the buyer a security that the Fund has borrowed. The Fund is obligated to return the security to the lender, which is accomplished by a later purchase of the security by the Fund. Until the borrowed security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest paid during the period of the loan. In addition, to borrow the security, the Fund may be required to pay a premium to the lender. The Fund may use all or a portion of the proceeds of its short sales to purchase additional long positions.

Debt securities in which the Fund invests directly include corporate bonds, convertible bonds, loans, and U.S. Treasury and agency securities. The Fund may invest without limit in debt securities that are rated below investment-grade or, if unrated, deemed by the Fund’s portfolio managers to be of comparable quality. Below investment-grade securities are commonly referred to as “high yield” or “junk” bonds. The Fund may invest in debt securities issued by non-U.S. companies, including emerging market companies, if such securities are denominated in U.S. dollars. The Fund’s investments in emerging market companies are limited to 25% of net assets.

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In addition to investing directly in debt securities, the Fund may obtain long and short investment exposures to debt securities by investing in ETFs. Such investments will be made in order to gain exposure to broad segments of the bond market, or to particular industries or sectors of the market.

The Fund may also obtain long and short investment exposures to debt securities and to other permitted investments through the use of derivative instruments, including options, interest rate futures contracts, options on interest rate futures contracts, interest rate swaps, credit default swaps, total return swaps, and options on the foregoing types of swaps.

The sub-adviser bases its investment process on both top-down macroeconomic analysis of market trends and pricing, and bottom-up credit analysis of individual companies. After performing initial liquidity and market sector screens to narrow the investable universe of securities, the sub-adviser performs fundamental research to select long positions in issuers it believes have improving credit quality, high recovery value and cheap valuation. The sub-adviser generally takes short positions as a tactical portfolio hedge to protect against broad market risks, to express a negative view with respect to a particular industry or sector of the market, or, with respect to individual issuers, when it views the issuer as having deteriorating credit quality, low recovery value and rich valuation.

Principal Risks

The value of your investment in this Fund will change daily. You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund, listed alphabetically, include:

Call Risk—If an issuer calls higher-yielding debt instruments held by the Fund, performance could be adversely impacted.

Convertible Security Risk—The value of the Fund’s convertible securities may decline in response to such factors as rising interest rates and fluctuations in the market price of the common stock underlying the convertible securities.

Credit Risk—Credit risk is the risk that an issuer of a debt security may be unable or unwilling to make interest and principal payments when due and the related risk that the value of a debt security may decline because of concerns about the issuer’s ability or willingness to make such payments.

Credit Spread Risk—Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market believes that bonds generally have a greater risk of default. Increasing credit spreads may reduce the market values of the Fund’s debt securities. Credit spreads often increase more for lower rated and unrated securities than for investment grade securities. In addition, when credit spreads increase, reductions in market value will generally be greater for longer-maturity securities.

Currency Risk—Even though the non-U.S. securities held by the Fund are traded in U.S. dollars, their prices are typically indirectly influenced by currency fluctuations. In addition, the Fund may have investment exposure to non-U.S. dollar denominated securities through its investments in ETFs and derivative instruments. Changes in currency exchange rates may affect the values of non-U.S. securities and interest and other distributions earned from such securities.

Cybersecurity Risk—Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality.

Derivatives Risk—The use of derivatives involves additional risks and transaction costs which could leave the Fund in a worse position than if it had not used these instruments. Derivative instruments can be used to acquire or to transfer the risk and returns of a security or other asset without buying or selling the security or asset. These instruments may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives can result in losses that greatly exceed the original investment. Derivatives can be highly volatile, illiquid and difficult to value. An over-the-counter derivative transaction between the Fund and a counterparty that is not cleared through a central counterparty also involves the risk that a loss may be sustained as a result of the failure of the counterparty to the contract to make required payments. The payment obligation for a cleared derivative transaction is guaranteed by a central counterparty, which exposes the Fund to the creditworthiness of the central counterparty.

ETF Risk—An ETF is subject to the risks of the underlying securities that it holds. In addition, for index-based ETFs, the performance of an ETF may diverge from the performance of such index (commonly known as tracking error). ETFs are subject to fees and expenses (like management fees and operating expenses) that do not apply to an index, and the Fund will indirectly bear its proportionate share of any such fees and expenses paid by the ETFs in which it invests. Moreover, ETF shares may trade at a premium or discount to their net asset value. As ETFs trade on an exchange, they are subject to the risks of any exchange-traded instrument, including: (i) an active

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trading market for its shares may not develop or be maintained, (ii) market makers or authorized participants may decide to reduce their role or step away from these activities in times of market stress, (iii) trading of its shares may be halted by the exchange, and (iv) its shares may be delisted from the exchange.

Frequent Trading Risk—The Fund’s portfolio turnover rate may exceed 100%. Frequent trading of portfolio securities may produce capital gains, which are taxable to shareholders when distributed. Frequent trading may also increase the amount of commissions or mark-ups to broker-dealers that the Fund pays when it buys and sells securities, which may detract from the Fund’s performance.

High Yield Securities Risk—High yield securities, which are rated below investment grade and commonly referred to as “junk” bonds, are high risk investments that may cause income and principal losses for the Fund. They generally have greater credit risk, are less liquid and have more volatile prices than investment grade securities.

Income Risk—The Fund’s income could decline during periods of falling interest rates or when the Fund experiences defaults on debt securities it holds.

Interest Rate Risk—Interest rate risk is the risk that the value of the Fund’s long portfolio will decline because of rising interest rates or that the value of the Fund’s short portfolio will decline because of falling interest rates. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. When interest rates change, the values of longer-duration debt securities usually change more than the values of shorter-duration debt securities.

Loan Risk—The lack of an active trading market for certain loans may impair the ability of the Fund to realize full value in the event of the need to sell a loan and may make it difficult to value such loans. Portfolio transactions in loans may settle in as short as seven days but typically can take up to two or three weeks, and in some cases much longer. As a result of these extended settlement periods, the Fund may incur losses if it is required to sell other investments or temporarily borrow to meet its cash needs, including satisfying redemption requests. The risks associated with unsecured loans, which are not backed by a security interest in any specific collateral, are higher than those for comparable loans that are secured by specific collateral. Interests in loans made to finance highly leveraged companies or transactions such as corporate acquisitions may be especially vulnerable to adverse changes in economic or market conditions. Additionally, loans may not be considered “securities” and, as a result, the Fund may not be entitled to rely on the anti-fraud protections of the securities laws.

Non-U.S./Emerging Markets Risk—Non-U.S. issuers or U.S. issuers with significant non-U.S. operations may be subject to risks in addition to those of issuers located in or that principally operate in the United States as a result of, among other things, political, social and economic developments abroad and different legal, regulatory and tax environments. These additional risks may be heightened for securities of issuers located in, or with significant operations in, emerging market countries.

Short Sales Risk—The Fund will incur a loss as a result of a short sale if the price of the security sold short increases in value between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed security. In addition, a lender may request, or market conditions may dictate, that securities sold short be returned to the lender on short notice, which may result in the Fund having to buy the securities sold short at an unfavorable price. If this occurs, any anticipated gain to the Fund may be reduced or eliminated or the short sale may result in a loss. In a rising market, the Fund’s short positions may significantly impact the Fund’s overall performance and cause the Fund to underperform traditional long-only funds or to sustain losses, particularly in a sharply rising market. The use of short sales may also cause the Fund to have higher expenses than other funds. Until the borrowed security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest paid during the period of the loan. In addition, to borrow the security, the Fund may be required to pay a premium to the lender. As a result, it can take a significant increase in the price of a bond to cover the costs of a short sale.

The sub-adviser’s use of short sales in combination with long positions in the Fund’s portfolio in an attempt to improve performance or reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. It is possible that the Fund’s long securities positions will decline in value at the same time that the value of its short securities positions increase, thereby increasing potential losses to the Fund. In addition, the Fund’s short selling strategies may limit its ability to fully benefit from increases in the fixed income markets.

To the extent the Fund invests the proceeds received from selling securities short in additional long positions, the Fund is engaging in a form of leverage. The use of leverage may increase the Fund’s exposure to long positions and make any change in the Fund’s net asset value greater than it would be without the use of leverage. This could result in increased volatility of returns.

Valuation Risk—The debt securities in which the Fund invests typically are valued by a pricing service utilizing a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers making markets in such instruments, cash flows and transactions for comparable instruments. There

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is no assurance that the Fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the Fund. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, often at lower prices than institutional round lot trades. Different pricing services may incorporate different assumptions and inputs into their valuation methodologies, potentially resulting in different values for the same securities. As a result, if the Fund were to change pricing services, or if the Fund’s pricing service were to change its valuation methodology, there could be a material impact, either positive or negative, on the Fund’s net asset value.

Fund Performance

The following bar chart and table provide some indication of the potential risks of investing in the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.nuveen.com/performance or by calling (800) 257-8787.

The bar chart below shows the Fund’s performance for Class A shares. The bar chart and highest/lowest quarterly returns that follow do not reflect sales charges, and if these charges were reflected, the returns would be less than those shown.

Class A Annual Total Return*

*	Class A year-to-date total return as of September 30, 2016 was -0.23%. The performance of the other share classes will differ due to their different expense structures.

During the one-year period ended December 31, 2015, the Fund’s highest and lowest quarterly returns were 1.46% and -3.68%, respectively, for the quarters ended March 31, 2015 and December 31, 2015.

The table below shows the variability of the Fund’s average annual returns and how they compare over the time periods indicated with those of a broad measure of market performance and an index of funds with similar investment objectives. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as IRAs or employer-sponsored retirement plans.

Both the bar chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers, if any, in effect during the periods presented. If any such waivers had not been in place, returns would have been reduced.

		Average Annual Total Returns for the Periods Ended December 31, 2015
	Inception Date	1 Year	Since Inception
Class A (return before taxes)	1/15/14	(9.58)%	(6.08)%
Class A (return after taxes on distributions)		(12.38)%	(8.77)%
Class A (return after taxes on distributions and sale of Fund shares)		(5.37)%	(5.71)%
Class C (return before taxes)	1/15/14	(5.78)%	(4.45)%
Class I (return before taxes)	1/15/14	(4.82)%	(3.48)%
BofA Merrill Lynch U.S. High Yield Master II Index[1] (reflects no deduction for fees, expenses or taxes)		(4.64)%	(1.57)%
Lipper Alternative Credit Focus Funds Category Average[2] (reflects no deduction for taxes or sales loads)		(2.23)%	(0.67)%
1	A market value weighted index of all domestic and Yankee high-yield bonds having maturities of one year or more and a credit rating lower than BBB-/Baa3, but are not in default.
2	Represents the average annualized returns for all reporting funds in the Lipper Alternative Credit Focus Funds Category.

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Management

Investment Adviser

Nuveen Fund Advisors, LLC

Sub-Adviser

Symphony Asset Management LLC

Portfolio Management

The Fund’s Investment Team, which consists of the Co-Portfolio Managers and a group of experienced Analysts, is as follows:

Name	Title
Gunther Stein	Chief Investment Officer and Co-Portfolio Manager
Jenny Rhee	Co-Portfolio Manager
Christopher Beard	Analyst
Carlos Gonzalez	Analyst
Phillip Graf	Analyst
James Kim	Co-Head of Research and Analyst
Sutanto Widjaja	Analyst
Bernard Wong	Analyst

Each team member has served as a part of the Investment Team of the Fund since January 2014.

The Co-Portfolio Managers for the Fund are primarily responsible for the investment strategy, portfolio construction and overall management of the Fund. Symphony’s Analysts support the Fund in a variety of ways, including fundamental corporate research and security analysis.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or other financial intermediary or directly from the Fund. The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund may reduce or waive the minimums in some cases:

	Class A and Class C	Class I
Eligibility and Minimum Initial Investment

$3,000 for all accounts except:

• $2,500 for Traditional/Roth IRA accounts.

• $2,000 for Coverdell Education Savings Accounts.

• $250 for accounts opened through fee-based programs.

• No minimum for retirement plans.

Available only through fee-based programs and certain retirement plans, and to other limited categories of investors as described in the prospectus.

$100,000 for all accounts except:

• $250 for clients of financial intermediaries and family offices that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level).

• No minimum for eligible retirement plans and certain other categories of eligible investors as described in the prospectus.

Minimum Additional Investment	$100	No minimum.

Tax Information

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account, such as an IRA or 401(k) plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund, its distributor or its investment adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

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MPM-SDCF-1016P